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                                                              Exhibit (10)(i)(3)



                                HUNT CORPORATION

       Departing Executive Officers Whose Arrangements Are Essentially as
            Provided in the Officer Severance Plan and Form of Agreement



      The following departing Executive Officers of Hunt Corporation are parties to the Officer Severance Plan and have separation agreements which are essentially as provided in the Form of Agreement under the Officer Severance
Plan: William E. Chandler, James P. Machut, W. Ernest Precious, and Eugene A. Stiefel.